EXHIBIT 10.33

                     EIGHTH AMENDMENT TO OEM SUPPLY CONTRACT
                     ---------------------------------------

         This Eighth Amendment is entered into as of this third day of November 2000, by and between SULZER CARBOMEDICS INC. ("Company"), a corporation organized and existing under the laws of the State of Delaware, with its principal office located at 1300 East Anderson Lane, Austin, Texas 78752 and ATS MEDICAL, INC. ("ATS"), a corporation organized and existing under the laws of the State of Minnesota with its principal office located at 3905 Annapolis Lane, Minneapolis, Minnesota.

RECITALS:

         The Company and ATS entered into an OEM supply contract dated September 24, 1990, as amended from time to time (the "OEM Supply Contract"). The parties now desire to further amend that Agreement.

         THEREFORE, in consideration of the mutual promises set forth in this Amendment and other good and valuable consideration, the parties agree to the following terms.

TERMS:
-----

         1. Pages 1 and 2 of Exhibit B of the OEM Supply Contract, dated December 29,1999 is hereby deleted in its entirety and the attached pages 1 and 2 of Exhibit B dated November 3, 2000 are substituted in their place.

         2. Unless expressly modified by this Amendment, all other provisions in the OEM Supply Contract will remain unchanged and in full force and effect.

ATS MEDICAL, INC.                                    SULZER CARBOMEDICS INC.


By: /S/ Richard W. Kramp                             By: /S/ C. D. Griffin
    --------------------                                 -----------------------

Printed Name:  Richard W. Kramp                      Printed Name: C. D. Griffin
               ----------------                                    -------------


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Title: President/COO                                 Title: VP/GM
       ------------------------                             --------------------


                          PRICE AND QUANTITY SCHEDULES
                          ----------------------------

                 MINIMUM PURCHASE REQUIREMENTS PER COMPONENT SET
                 -----------------------------------------------

    Contract Year(1)                # Sets Per Year(2)
    -------------                   ---------------
    Year 2000                       (*) (plus (*) L.D.C. valve sets ordered
                                          In accordance with the "L.D.C. Clause"
                                          Below on this Exhibit B)
    Year 2001                       (*)
    Year 2002                       (*)
    Year 2003                       (*)
    Year 2004                       (*)
    Year 2005                       (*)
    Year 2006                       (*)
    Year 2007                       (*)

    Contract Year 2000
    ------------------

    $(*)                            per equivalent valve set
    $(*)                            per L.D.C. valve set

    Contract Year 2001
    ------------------

    $(*)                            per equivalent valve set

    Contract Years 2002 - 2007
    --------------------------

    Previous year's price plus inflation adjustment described below



--------
1 Each "Contract Year" commences on December 9 of the preceding year and ends on December 8 of the named year (e.g., Contract Year 2000 commences on December 9, 1999 and ends on December 8, 2000).
2 Purchase requirements and/or actual purchases for each Contract Year are independent of those for prior or succeeding years.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B
                                   Page 1 of 2
                                November 3, 2000


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                                PRICE ADJUSTMENT
                                ----------------

The actual sales price to Manufacturer for Contract Years 2002 through 2007 will be adjusted each year so that the price reflects the impact of inflation, if any. To make such adjustment, CMI will use an inflation factor equal to the 12-month average percentage increase in employment cost for [Total Compensation Private Industry Workers] as reported on [Table 3 Compensation (Not Seasonally Adjusted) Employment Cost Index for Total Compensation] published by the Bureau of Labor Statistics of the United States Department of Labor or, if that index should cease to be published, any comparable category in a comparable index agreeable to both parties. The inflation factor used for each Contract Year will be that reported as of the September 30 immediately preceding the commencement of the Contract Year.









                                    EXHIBIT B
                                  Page 2 of 2
                                November 3, 2000